Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED SEPTEMBER 30, 2017

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Statements of Income	8
Select Income Statement Data	9
Funds From Operations (“FFO”)	10
Funds Available for Distribution (“FAD”)	11
Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)	12
Net Operating Income (“NOI”)	13
NOI - By Segment	14-15
Same Store Results - By Segment	16-19
Consolidated Joint Ventures and Funds	20-22
Unconsolidated Joint Ventures	23-25
Unconsolidated Funds Summary	26
Capital Structure	27
Debt Analysis	28
Debt Maturities	29

Selected Property Data
Portfolio Summary	30
Same Store Leased Occupancy	31-32
Top Tenants and Industry Diversification	33
Leasing Activity	34-35
Lease Expirations	36-39
Cash Basis Capital Expenditures	40-41

Definitions	42-43

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT
Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Jolanta Bott	Executive Vice President, Operations and Human Resources
Theodore Koltis	Executive Vice President, Leasing
Daniel Lauer	Executive Vice President, Chief Investment Officer

BOARD OF DIRECTORS
Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Dan Emmett	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
David O’Connor	Director
Katharina Otto-Bernstein	Director

COMPANY INFORMATION
Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Chris Lucas	Vin Chao
Bank of America Merrill Lynch	BTIG	Capital One	Deutsche Bank
(646) 855-5808	(212) 738-6140	(571) 633-8151	(212) 250-6799

Steve Sakwa	Andrew Rosivach	Jed Reagan	Richard Anderson
Evercore ISI	Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.
(212) 446-9462	(212) 902-2796	(949) 640-8780	(212) 205-8445

Vikram Malhotra	Nick Yulico	Blaine Heck
Morgan Stanley	UBS	Wells Fargo
(212) 761-7064	(212) 713-3402	(443) 263-6529

(1)	With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
SELECTED FINANCIAL DATA	September 30, 2017	September 30, 2016	June 30, 2017	September 30, 2017	September 30, 2016
Net (loss) income attributable to common stockholders	$(10,214)	$(139)	$103,016	$93,174	$(3,445)
Per share—basic and diluted	$(0.04)	$(0.00)	$0.44	$0.40	$(0.02)
PGRE’s share of Cash NOI (1)	$83,813	$72,432	$85,436	$248,366	$231,924
PGRE’s share of NOI (1)	$95,337	$95,315	$102,208	$295,907	$295,655

Same Store Results:

Same Store Cash NOI		% Change	Same Store NOI			% Change
Three Months Ended September 30, 2017 vs. September 30, 2016		21.3%	Three Months Ended September 30, 2017 vs. September 30, 2016			0.2%
Nine Months Ended September 30, 2017 vs. September 30, 2016		9.2%	Nine Months Ended September 30, 2017 vs. September 30, 2016			(3.3%)
Core FFO attributable to common stockholders (1)	$52,369	$45,236	$54,565	$158,439	$144,549
Per share—diluted	$0.22	$0.21	$0.23	$0.67	$0.67
FAD attributable to common stockholders (1)	$25,197	$18,684	$37,170	$92,648	$59,438
Dividends paid to common stockholders	$22,807	$20,863	$22,637	$67,425	$61,953

COMMON SHARE DATA

	Three Months Ended
Share Price:	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
High	$16.79	$17.25	$17.58	$16.74	$18.28
Low	$15.14	$15.32	$15.87	$14.58	$15.36
Closing (end of period)	$16.00	$16.00	$16.21	$15.99	$16.39
Dividends per common share	$0.095	$0.095	$0.095	$0.095	$0.095
Annualized dividends per common share	$0.380	$0.380	$0.380	$0.380	$0.380
Dividend yield (on closing share price)	2.4%	2.4%	2.3%	2.4%	2.3%

PORTFOLIO STATISTICS

	Three Months Ended
	September 30, 2017	June 30, 2017	December 31, 2016
Leased % (1)	92.3%	90.9%	92.7%

Same Store Leased %		% Change
September 30, 2017 vs. June 30, 2017		1.7%
September 30, 2017 vs. December 31, 2016		0.2%

(1)	See page 42 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	September 30, 2017	December 31, 2016
ASSETS:
Real estate, at cost
Land	$2,209,506	$2,091,535
Buildings and improvements	6,097,220	5,757,558

	8,306,726	7,849,093
Accumulated depreciation and amortization	(443,555)	(318,161)

Real estate, net	7,863,171	7,530,932
Cash and cash equivalents	185,028	162,965
Restricted cash	32,320	29,374
Investments in unconsolidated joint ventures	46,014	6,411
Investments in unconsolidated real estate funds	8,146	28,173
Preferred equity investments, net	35,763	55,051
Marketable securities	27,867	22,393
Accounts and other receivables, net	13,822	15,251
Deferred rent receivable	209,226	163,695
Deferred charges, net	88,846	71,184
Intangible assets, net	373,053	412,225
Assets held for sale	—	346,685
Other assets	40,752	22,829

Total Assets	$8,924,008	$8,867,168

LIABILITIES:
Notes and mortgages payable, net	$3,539,071	$3,364,898
Revolving credit facility	—	230,000
Due to affiliates	27,299	27,299
Accounts payable and accrued expenses	97,679	103,896
Dividends and distributions payable	25,211	25,151
Intangible liabilities, net	138,563	153,018
Other liabilities	54,029	76,959

Total Liabilities	3,881,852	3,981,221

EQUITY:
Paramount Group, Inc. equity	4,185,620	3,990,005
Noncontrolling interests in:
Consolidated joint ventures	408,035	253,788
Consolidated real estate fund	14,947	64,793
Operating Partnership	433,554	577,361

Total Equity	5,042,156	4,885,947

Total Liabilities and Equity	$8,924,008	$8,867,168

CONSOLIDATED STATEMENTS OF INCOME
(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2017	September 30, 2016	June 30, 2017	September 30, 2017	September 30, 2016
REVENUES:
Property rentals	$141,801	$122,606	$138,232	$412,268	$371,016
Straight-line rent adjustments	11,408	23,301	11,974	43,529	67,843
Amortization of above and below-market leases, net	3,175	3,112	7,981	14,164	6,593

Rental income	156,384	149,019	158,187	469,961	445,452
Tenant reimbursement income	14,053	11,978	11,856	38,761	33,101
Fee income (see details on page 9)	5,834	3,976	4,448	19,838	11,568
Other income (see details on page 9)	3,499	6,345	3,213	10,150	26,418

Total revenues	179,770	171,318	177,704	538,710	516,539
EXPENSES:
Operating	68,264	64,025	63,461	197,696	186,964
Depreciation and amortization	66,515	66,376	68,636	198,143	208,475
General and administrative (see details on page 9)	14,470	13,235	16,573	44,624	39,335
Transaction related costs	274	282	502	1,051	1,725

Total expenses	149,523	143,918	149,172	441,514	436,499
Operating income	30,247	27,400	28,532	97,196	80,040
Income from unconsolidated joint ventures	671	1,792	16,535	19,143	5,291
Loss from unconsolidated real estate funds	(3,930)	(1,254)	(2,411)	(6,053)	(2,540)
Interest and other (loss) income, net (see details on page 9)	(17,668)	2,299	2,486	(11,982)	5,029
Interest and debt expense (see details on page 9)	(35,733)	(38,278)	(34,817)	(107,568)	(113,406)
Loss on early extinguishment of debt	—	—	(5,162)	(7,877)	—
Gain on sale of real estate	—	—	133,989	133,989	—
Unrealized gain on interest rate swaps	—	12,728	—	1,802	29,661

Net (loss) income before income taxes	(26,413)	4,687	139,152	118,650	4,075
Income tax benefit (expense)	1,010	(218)	(970)	(4,242)	817

Net (loss) income	(25,403)	4,469	138,182	114,408	4,892
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	14,217	(4,703)	(1,897)	11,029	(10,062)
Consolidated real estate fund	(114)	67	(20,169)	(20,195)	819
Operating Partnership	1,086	28	(13,100)	(12,068)	906

Net (loss) income attributable to common stockholders	$(10,214)	$(139)	$103,016	$93,174	$(3,445)

Weighted average common shares outstanding:
Basic	239,445,810	219,394,245	234,990,468	235,151,398	216,317,746

Diluted	239,445,810	219,394,245	235,010,830	235,177,683	216,317,746

(Loss) income per common share:
Basic	$(0.04)	$(0.00)	$0.44	$0.40	$(0.02)

Diluted	$(0.04)	$(0.00)	$0.44	$0.40	$(0.02)

SELECT INCOME STATEMENT DATA
(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
Fee Income:	September 30, 2017	September 30, 2016	June 30, 2017	September 30, 2017	September 30, 2016
Property management	$1,673	$1,404	$1,532	$4,815	$4,464
Asset management	1,997	2,003	2,359	6,622	5,500
Acquisition and disposition	1,475	187	250	7,045	777
Other	689	382	307	1,356	827

Total fee income	$5,834	$3,976	$4,448	$19,838	$11,568

	Three Months Ended			Nine Months Ended
Other Income:	September 30, 2017	September 30, 2016	June 30, 2017	September 30, 2017	September 30, 2016
Lease termination income	$954	$3,460	$895	$1,915	$14,508
Other (primarily tenant requested services, including overtime heating and cooling)	2,545	2,885	2,318	8,235	11,910

Total other income	$3,499	$6,345	$3,213	$10,150	$26,418

	Three Months Ended			Nine Months Ended
General and Administrative:	September 30, 2017	September 30, 2016	June 30, 2017	September 30, 2017	September 30, 2016
Non-cash general and administrative - stock based compensation expense	$3,825	$2,583	$4,438	$11,692	$6,911
All other general and administrative	9,833	9,916	11,113	29,396	29,353
Mark-to-market of deferred compensation plan liabilities (offset by an increase in the mark-to-market of plan assets, which is included in “interest and other income”)	812	736	1,022	3,536	197
Severance costs	—	—	—	—	2,874

Total general and administrative	$14,470	$13,235	$16,573	$44,624	$39,335

	Three Months Ended			Nine Months Ended
Interest and Other (Loss) Income:	September 30, 2017	September 30, 2016	June 30, 2017	September 30, 2017	September 30, 2016
Valuation allowance on preferred equity investment (1)	$(19,588)	$—	$—	$(19,588)	$—
Preferred equity investment income (2)	961	1,460	953	3,327	4,299
Interest income	147	103	511	743	533
Mark-to-market of deferred compensation plan assets (offset by an increase in the mark-to-market of plan liabilities, which is included in “general and administrative” expenses)	812	736	1,022	3,536	197

Total interest and other (loss) income, net	$(17,668)	$2,299	$2,486	$(11,982)	$5,029

(1)	Represents the valuation allowance on 2 Herald Square, our preferred equity investment in PGRESS Equity Holdings L.P., of which our 24.4% share is $4,780 and $14,808 was attributable to noncontrolling interests.
(2)	Represents 100% of the investment income from PGRESS Equity Holdings, L.P., of which our 24.4% share is $243, $355 and $232 for the three months ended September 30, 2017 and 2016, and June 30, 2017, respectively and $819 and $1,047 for the nine months ended September 30, 2017 and 2016, respectively.

	Three Months Ended			Nine Months Ended
Interest and Debt Expense:	September 30, 2017	September 30, 2016	June 30, 2017	September 30, 2017	September 30, 2016
Interest expense	$32,914	$36,820	$31,999	$99,201	$109,285
Amortization of deferred financing costs	2,819	1,458	2,818	8,367	4,121

Total interest and debt expense	$35,733	$38,278	$34,817	$107,568	$113,406

FUNDS FROM OPERATIONS (“FFO”)
(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2017	September 30, 2016	June 30, 2017	September 30, 2017	September 30, 2016
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(25,403)	$4,469	$138,182	$114,408	$4,892
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	68,523	68,008	70,660	204,023	213,202
Gain on sale of Waterview	—	—	(110,583)	(110,583)	—

FFO (1)	43,120	72,477	98,259	207,848	218,094
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	5,152	(11,319)	(7,740)	(9,783)	(30,026)
Consolidated real estate fund	(114)	(157)	(20,276)	(20,530)	147

FFO attributable to Paramount Group Operating Partnership	48,158	61,001	70,243	177,535	188,215
Less FFO attributable to noncontrolling interests in Operating Partnership	(4,628)	(10,386)	(7,925)	(20,098)	(34,109)

FFO attributable to common stockholders (1)	$43,530	$50,615	$62,318	$157,437	$154,106

Per diluted share	$0.18	$0.23	$0.27	$0.67	$0.71

FFO	$43,120	$72,477	$98,259	$207,848	$218,094
Non-core items:
Valuation allowance on preferred equity investment	19,588	—	—	19,588	—
Realized and unrealized loss from unconsolidated real estate funds	4,034	1,379	2,482	6,281	2,518
Our share of earnings from 712 Fifth Avenue in excess of distributions received and (distributions in excess of basis)	691	—	(15,072)	(14,381)	—
Transaction related costs	274	282	502	1,051	1,725
After-tax net gain on sale of residential condominium land parcel	—	—	(21,568)	(21,568)	—
Loss on early extinguishment of debt	—	—	5,162	7,877	—
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	—	(13,589)	(364)	(2,750)	(30,939)
Severance costs	—	—	—	—	2,874

Core FFO (1)	67,707	60,549	69,401	203,946	194,272
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(9,656)	(5,874)	(7,740)	(25,057)	(17,776)
Consolidated real estate fund	(114)	(157)	12	(242)	147

Core FFO attributable to Paramount Group Operating Partnership	57,937	54,518	61,673	178,647	176,643
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(5,568)	(9,282)	(7,108)	(20,208)	(32,094)

Core FFO attributable to common stockholders (1)	$52,369	$45,236	$54,565	$158,439	$144,549

Per diluted share	$0.22	$0.21	$0.23	$0.67	$0.67

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	239,445,810	219,394,245	234,990,468	235,151,398	216,317,746
Effect of dilutive securities	24,653	24,385	20,362	26,285	—

Denominator for FFO and Core FFO per diluted share	239,470,463	219,418,630	235,010,830	235,177,683	216,317,746

(1)	See page 42 for our definition of this measure.

FUNDS AVAILABLE FOR DISTRIBUTION (“FAD”)
(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2017	September 30, 2016	June 30, 2017	September 30, 2017	September 30, 2016
Reconciliation of Core FFO to FAD:
Core FFO	$67,707	$60,549	$69,401	$203,946	$194,272
Add (subtract) adjustments to arrive at FAD:
Amortization of stock-based compensation expense	3,825	2,583	4,438	11,692	6,911
Amortization of deferred financing costs (including our share of unconsolidated joint ventures)	2,891	1,509	3,061	8,750	4,274
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,017)	(3,112)	(7,818)	(13,716)	(6,593)
Expenditures to maintain assets	(2,861)	(6,502)	(1,999)	(10,415)	(12,916)
Second generation tenant improvements and leasing commissions	(22,698)	(9,344)	(9,867)	(39,973)	(46,747)
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(11,402)	(23,234)	(12,208)	(44,121)	(67,968)

FAD (1)	34,445	22,449	45,008	116,163	71,233
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(6,454)	226	(3,123)	(11,437)	1,421
Consolidated real estate fund	(115)	(157)	12	(243)	147

FAD attributable to Paramount Group Operating Partnership	27,876	22,518	41,897	104,483	72,801
Less FAD attributable to noncontrolling interests in Operating Partnership	(2,679)	(3,834)	(4,727)	(11,835)	(13,363)

FAD attributable to common stockholders (1) (2)	$25,197	$18,684	$37,170	$92,648	$59,438

(1)	See page 42 for our definition of this measure.
(2)	FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (“EBITDA”)

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2017	September 30, 2016	June 30, 2017	September 30, 2017	September 30, 2016
Reconciliation of net (loss) income to EBITDA and Adjusted EBITDA:
Net (loss) income	$(25,403)	$4,469	$138,182	$114,408	$4,892
Add (subtract) adjustments to arrive at EBITDA and Adjusted EBITDA:
Depreciation and amortization (including our share of unconsolidated joint ventures)	68,523	68,008	70,660	204,023	213,202
Interest and debt expense (including our share of unconsolidated joint ventures)	37,392	39,697	36,679	112,724	117,628
Income tax (benefit) expense (including our share of unconsolidated joint ventures)	(1,010)	219	970	4,242	(816)

EBITDA (1)	79,502	112,393	246,491	435,397	334,906
Less EBITDA attributable to noncontrolling interests in:
Consolidated joint ventures	(1,294)	(18,373)	(12,941)	(26,880)	(50,949)
Consolidated real estate fund	(111)	(156)	(20,276)	(20,528)	146

PGRE’s share of EBITDA (1)	$78,097	$93,864	$213,274	$387,989	$284,103

EBITDA	$79,502	$112,393	$246,491	$435,397	$334,906
Add (subtract) adjustments to arrive at Adjusted EBITDA:
Valuation allowance on preferred equity investment	19,588	—	—	19,588	—
EBITDA from real estate funds	3,801	1,073	2,021	5,372	2,708
Our share of earnings from 712 Fifth Avenue in excess of distributions received and (distributions in excess of basis)	691	—	(15,072)	(14,381)	—
Transaction related costs	274	282	502	1,051	1,725
Gain on sale of Waterview	—	—	(110,583)	(110,583)	—
Pre-tax net gain on sale of residential condominium land parcel	—	—	(23,406)	(23,406)	—
Loss on early extinguishment of debt	—	—	5,162	7,877	—
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	—	(13,589)	(364)	(2,750)	(30,939)
Severance costs	—	—	—	—	2,874

Adjusted EBITDA (1)	103,856	100,159	104,751	318,165	311,274
Less Adjusted EBITDA attributable to noncontrolling interests in:
Consolidated joint ventures	(16,101)	(12,927)	(12,941)	(42,153)	(38,698)
Consolidated real estate fund	3	—	381	384	—

PGRE’s share of Adjusted EBITDA (1)	$87,758	$87,232	$92,191	$276,396	$272,576

(1)	See page 42 for our definition of this measure.

NET OPERATING INCOME (“NOI”)

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2017	September 30, 2016	June 30, 2017	September 30, 2017	September 30, 2016
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(25,403)	$4,469	$138,182	$114,408	$4,892
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	66,515	66,376	68,636	198,143	208,475
General and administrative	14,470	13,235	16,573	44,624	39,335
Interest and debt expense	35,733	38,278	34,817	107,568	113,406
Loss on early extinguishment of debt	—	—	5,162	7,877	—
Transaction related costs	274	282	502	1,051	1,725
Income tax (benefit) expense	(1,010)	218	970	4,242	(817)
NOI from unconsolidated joint ventures	4,993	3,974	4,958	14,774	12,938
Income from unconsolidated joint ventures	(671)	(1,792)	(16,535)	(19,143)	(5,291)
Loss from unconsolidated real estate funds	3,930	1,254	2,411	6,053	2,540
Fee income	(5,834)	(3,976)	(4,448)	(19,838)	(11,568)
Interest and other loss (income), net	17,668	(2,299)	(2,486)	11,982	(5,029)
Gain on sale of real estate	—	—	(133,989)	(133,989)	—
Unrealized gain on interest rate swaps	—	(12,728)	—	(1,802)	(29,661)

NOI (1)	110,665	107,291	114,753	335,950	330,945
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(15,307)	(11,819)	(12,200)	(39,536)	(35,436)
Consolidated real estate fund	(21)	(157)	(345)	(507)	146

PGRE’s share of NOI (1)	$95,337	$95,315	$102,208	$295,907	$295,655

NOI	$110,665	$107,291	$114,753	$335,950	$330,945
Less:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(11,402)	(23,234)	(12,208)	(44,121)	(67,968)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,017)	(3,112)	(7,818)	(13,716)	(6,593)

Cash NOI (1)	96,246	80,945	94,727	278,113	256,384
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(12,412)	(8,356)	(8,946)	(29,240)	(24,606)
Consolidated real estate fund	(21)	(157)	(345)	(507)	146

PGRE’s share of Cash NOI (1)	$83,813	$72,432	$85,436	$248,366	$231,924

(1)	See page 42 for our definition of this measure.

NOI - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended September 30, 2017
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(25,403)	$2,870	$3,698	$1,114	$(33,085)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	66,515	38,040	5,417	22,586	472
General and administrative	14,470	—	—	—	14,470
Interest and debt expense	35,733	22,562	—	12,026	1,145
Transaction related costs	274	—	—	—	274
Income tax (benefit )expense	(1,010)	—	—	1	(1,011)
NOI from unconsolidated joint ventures	4,993	4,815	—	—	178
Income from unconsolidated joint ventures	(671)	(551)	—	—	(120)
Loss from unconsolidated real estate funds	3,930	—	—	—	3,930
Fee income	(5,834)	—	—	—	(5,834)
Interest and other loss (income), net	17,668	(37)	(16)	(133)	17,854

NOI (1)	110,665	67,699	9,099	35,594	(1,727)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(15,307)	—	—	(15,307)	—
Consolidated real estate fund	(21)	—	—	—	(21)

PGRE’s share of NOI for the three months ended September 30, 2017	$95,337	$67,699	$9,099	$20,287	$(1,748)

PGRE’s share of NOI for the three months ended September 30, 2016	$95,315	$71,174	$13,907	$11,628	$(1,394)

NOI(1)	$110,665	$67,699	$9,099	$35,594	$(1,727)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(11,402)	(8,455)	106	(3,025)	(28)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,017)	1,060	(547)	(3,530)	—

Cash NOI (1)	96,246	60,304	8,658	29,039	(1,755)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(12,412)	—	—	(12,412)	—
Consolidated real estate fund	(21)	—	—	—	(21)

PGRE’s share of Cash NOI for the three months ended September 30, 2017	$83,813	$60,304	$8,658	$16,627	$(1,776)

PGRE’s share of Cash NOI for the three months ended September 30, 2016	$72,432	$53,621	$11,933	$8,300	$(1,422)

(1)	See page 42 for our definition of this measure.

NOI - BY SEGMENT

(unaudited and in thousands)

	Nine Months Ended September 30, 2017
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$114,408	$23,921	$122,237	$4,942	$(36,692)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	198,143	115,134	16,031	65,364	1,614
General and administrative	44,624	—	—	—	44,624
Interest and debt expense	107,568	66,754	2,724	32,983	5,107
Loss on early extinguishment of debt	7,877	—	5,162	2,715	—
Transaction related costs	1,051	—	—	—	1,051
Income tax expense	4,242	—	—	9	4,233
NOI from unconsolidated joint ventures	14,774	14,406	—	—	368
Income from unconsolidated joint ventures	(19,143)	(18,949)	—	—	(194)
Loss from unconsolidated real estate funds	6,053	—	—	—	6,053
Fee income	(19,838)	—	—	—	(19,838)
Interest and other loss (income), net	11,982	(98)	(36)	(202)	12,318
Gain on sale of real estate	(133,989)	—	(110,583)	—	(23,406)
Unrealized gain on interest rate swaps	(1,802)	—	—	(1,802)	—

NOI (1)	335,950	201,168	35,535	104,009	(4,762)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(39,536)	—	—	(39,536)	—
Consolidated real estate funds	(507)	—	—	—	(507)

PGRE’s share of NOI for the nine months ended September 30, 2017	$295,907	$201,168	$35,535	$64,473	$(5,269)

PGRE’s share of NOI for the nine months ended September 30, 2016	$295,655	$226,951	$38,998	$34,900	$(5,194)

NOI(1)	$335,950	$201,168	$35,535	$104,009	$(4,762)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(44,121)	(29,968)	(1,290)	(12,868)	5
Amortization of above and below-market leases, net	(13,716)	4,017	(1,644)	(16,089)	—

Cash NOI (1)	278,113	175,217	32,601	75,052	(4,757)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(29,240)	—	—	(29,240)	—
Consolidated real estate funds	(507)	—	—	—	(507)

PGRE’s share of Cash NOI for the nine months ended September 30, 2017	$248,366	$175,217	$32,601	$45,812	$(5,264)

PGRE’s share of Cash NOI for the nine months ended September 30, 2016	$231,924	$179,117	$33,504	$24,494	$(5,191)

(1)	See page 42 for our definition of this measure.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended September 30, 2017
SAME STORE CASH NOI (1)	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the three months ended September 30, 2017	$83,813	$60,304	$8,658	$16,627	$(1,776)
Acquisitions (2)	(7,510)	(842)	—	(6,668)	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(886)	(665)	—	(221)	—
Other, net	32	14	—	24	(6)

PGRE’s share of Same Store Cash NOI(1) for the three months ended September 30, 2017	$75,449	$58,811	$8,658	$9,762	$(1,782)

	Three Months Ended September 30, 2016
	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the three months ended September 30, 2016	$72,432	$53,621	$11,933	$8,300	$(1,422)
Acquisitions	—	—	—	—	—
Dispositions (3)	(6,327)	—	(6,327)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(3,433)	(3,348)	—	(85)	—
Other, net	(465)	(162)	4	—	(307)

PGRE’s share of Same Store Cash NOI(1) for the three months ended September 30, 2016	$62,207	$50,111	$5,610	$8,215	$(1,729)

Increase (decrease) in PGRE’s share of Same Store Cash NOI	$13,242	$8,700	$3,048	$1,547	$(53)

% Increase	21.3%	17.4%	54.3%	18.8%

(1)	See page 42 for our definition of this measure.
(2)	Represents our share of Cash NOI for the three months ended September 30, 2017 attributable to (i) 60 Wall Street in New York, which was acquired in January 2017 and (ii) One Front Street and 50 Beale Street in San Francisco, which were acquired in December 2016 and July 2017, respectively.
(3)	Represents our share of Cash NOI for the three months ended September 30, 2016 attributable to Waterview, which was sold in May 2017.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended September 30, 2017
SAME STORE NOI (1)	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the three months ended September 30, 2017	$95,337	$67,699	$9,099	$20,287	$(1,748)
Acquisitions (2)	(8,916)	(678)	—	(8,238)	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(886)	(665)	—	(221)	—
Other, net	241	208	—	39	(6)

PGRE’s share of Same Store NOI(1) for the three months ended September 30, 2017	$85,776	$66,564	$9,099	$11,867	$(1,754)

	Three Months Ended September 30, 2016
	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the three months ended September 30, 2016	$95,315	$71,174	$13,907	$11,628	$(1,394)
Acquisitions	—	—	—	—	—
Dispositions (3)	(6,277)	—	(6,277)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(3,433)	(3,348)	—	(85)	—
Other, net	(18)	207	4	78	(307)

PGRE’s share of Same Store NOI(1) for the three months ended September 30, 2016	$85,587	$68,033	$7,634	$11,621	$(1,701)

Increase (decrease) in PGRE’s share of Same Store NOI	$189	$(1,469)	$1,465	$246	$(53)

% Increase (decrease)	0.2%	(2.2%)	19.2%	2.1%

(1)	See page 42 for our definition of this measure.
(2)	Represents our share of NOI for the three months ended September 30, 2017 attributable to (i) 60 Wall Street in New York, which was acquired in January 2017 and (ii) One Front Street and 50 Beale Street in San Francisco, which were acquired in December 2016 and July 2017, respectively.
(3)	Represents our share of NOI for the three months ended September 30, 2016 attributable to Waterview, which was sold in May 2017.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Nine Months Ended September 30, 2017
SAME STORE CASH NOI (1)	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the nine months ended September 30, 2017	$248,366	$175,217		$32,601	$45,812	$(5,264)
Acquisitions (2)	(20,561)	(2,260)		—	(18,301)	—
Dispositions	—	—		—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(1,993)	(906)		—	(1,087)	—
Other, net	(55)	44		—	24	(123)

PGRE’s share of Same Store Cash NOI(1) for the nine months ended September 30, 2017	$225,757	$172,095		$32,601	$26,448	$(5,387)

	Nine Months Ended September 30, 2016
	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the nine months ended September 30, 2016	$231,924	$179,117		$33,504	$24,494	$(5,191)
Acquisitions	—	—		—	—	—
Dispositions (3)	(10,408)	—		(10,408)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(14,571)	(14,422	)(4)	—	(149)	—
Other, net	(293)	311		4	—	(608)

PGRE’s share of Same Store Cash NOI(1) for the nine months ended September 30, 2016	$206,652	$165,006		$23,100	$24,345	$(5,799)

Increase in PGRE’s share of Same Store Cash NOI	$19,105	$7,089		$9,501	$2,103	$412

% Increase	9.2%	4.3%		41.1%	8.6%

(1)	See page 42 for our definition of this measure.
(2)	Represents our share of Cash NOI for the nine months ended September 30, 2017 attributable to (i) 60 Wall Street in New York, which was acquired in January 2017 and (ii) One Front Street and 50 Beale Street in San Francisco, which were acquired in December 2016 and July 2017, respectively.
(3)	Represents our share of Cash NOI attributable to Waterview, which was sold in May 2017.
(4)	Includes $10,861 from the termination of a tenant’s lease at 1633 Broadway.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Nine Months Ended September 30, 2017
SAME STORE NOI (1)	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the nine months ended September 30, 2017	$295,907	$201,168		$35,535	$64,473	$(5,269)
Acquisitions (2)	(28,981)	(1,918)		—	(27,063)	—
Dispositions	—	—		—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(1,993)	(906)		—	(1,087)	—
Other, net	(544)	238		—	(659)	(123)

PGRE’s share of Same Store NOI (1) for the nine months ended September 30, 2017	$264,389	$198,582		$35,535	$35,664	$(5,392)

	Nine Months Ended September 30, 2016
	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the nine months ended September 30, 2016	$295,655	$226,951		$38,998	$34,900	$(5,194)
Acquisitions	—	—		—	—	—
Dispositions (3)	(10,328)	—		(10,328)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(14,571)	(14,422	)(4)	—	(149)	—
Other, net	2,721	3,247	(5)	4	78	(608)

PGRE’s share of Same Store NOI (1) for the nine months ended September 30, 2016	$273,477	$215,776		$28,674	$34,829	$(5,802)

(Decrease) increase in PGRE’s share of Same Store NOI	$(9,088)	$(17,194)		$6,861	$835	$410

% (Decrease) increase	(3.3%)	(8.0%)		23.9%	2.4%

(1)	See page 42 for our definition of this measure.
(2)	Represents our share of NOI for the nine months ended September 30, 2017 attributable to (i) 60 Wall Street in New York, which was acquired in January 2017 and (ii) One Front Street and 50 Beale Street in San Francisco, which were acquired in December 2016 and July 2017, respectively.
(3)	Represents our share of NOI attributable to Waterview, which was sold in May 2017.
(4)	Includes $10,861 from the termination of a tenant’s lease at 1633 Broadway.
(5)	Includes an aggregate of $11,800 of non-cash write-offs primarily related to above-market lease asset from the termination of a tenant’s lease at 1633 Broadway, partially offset by $10,315 of income from the accelerated amortization of a below-market lease liability in connection with a tenant’s lease modification.

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2017					As of December 31, 2016
	Consolidated Joint Ventures				Consolidated Fund	Consolidated Joint Ventures			Consolidated Fund
	Total Consolidated Joint Ventures	One Market Plaza	50 Beale Street (1)	PGRESS Equity Holdings L.P.	Residential Development Fund (2)	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund (2)
PGRE Ownership		49.0%	31.1%	24.4%	7.4%		49.0%	24.4%	12.9%
ASSETS:
Real estate, net	$1,733,361	$1,250,604	$482,757	$—	$—	$1,264,387	$1,264,387	$—	$72,423
Cash and cash equivalents	49,836	26,005	23,448	383	1,041	9,661	9,236	425	2,525
Restricted cash	9,848	9,848	—	—	—	1,868	1,868	—	3,000
Preferred equity investments, net	35,763	—	—	35,763	—	55,051	—	55,051	—
Investments in unconsolidated joint ventures	—	—	—	—	16,077	—	—	—	—
Accounts and other receivables, net	2,204	955	1,228	21	4	548	548	—	147
Deferred rent receivable	42,533	42,226	307	—	—	32,103	32,103	—	—
Deferred charges, net	7,569	7,569	—	—	—	5,966	5,966	—	—
Intangible assets, net	71,316	42,308	29,008	—	—	52,139	52,139	—	—
Other assets	578	293	285	—	19	14,048	14,046	2	426

Total Assets	$1,953,008	$1,379,808	$537,033	$36,167	$17,141	$1,435,771	$1,380,293	$55,478	$78,521

LIABILITIES:
Notes and mortgages payable, net	$1,196,348	$968,348	$228,000	$—	$—	$872,960	$872,960	$—	$—
Accounts payable and accrued expenses	26,055	17,596	8,455	4	40	19,952	19,934	18	1,125
Intangible liabilities, net	50,289	39,681	10,608	—	—	48,654	48,654	—	—
Other liabilities	175	168	7	—	—	24,782	24,782	—	3,000

Total Liabilities	1,272,867	1,025,793	247,070	4	40	966,348	966,330	18	4,125

EQUITY:
Paramount Group, Inc. equity	272,106	173,531	89,436	9,139	2,154	215,635	201,928	13,707	9,603
Noncontrolling interests	408,035	180,484	200,527	27,024	14,947	253,788	212,035	41,753	64,793

Total Equity	680,141	354,015	289,963	36,163	17,101	469,423	413,963	55,460	74,396

Total Liabilities and Equity	$1,953,008	$1,379,808	$537,033	$36,167	$17,141	$1,435,771	$1,380,293	$55,478	$78,521

(1)	Acquired on July 17, 2017.

(2)	On May 5, 2017, Residential Development Fund (“RDF”) sold 80.0% of the equity interests in 75 Howard Street, a fully-entitled residential condominium land parcel (“75 Howard”) in San Francisco, California. Subsequent to the sale, RDF deconsolidated its investment in 75 Howard and began accounting for the remaining 20.0% under the equity method of accounting, however, we continue to consolidate our interest in RDF. We now have a 7.4% ownership interest in RDF; accordingly, our economic interest in 75 Howard is 1.5%.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2017					Three Months Ended September 30, 2016
	Consolidated Joint Ventures				Consolidated Fund	Consolidated Joint Ventures			Consolidated Fund
	Total Consolidated Joint Ventures	One Market Plaza	50 Beale Street (1)	PGRESS Equity Holdings L.P.	Residential Development Fund	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund
Total revenues	$39,506	$32,174	$7,332	$—	$(82)	$31,441	$31,441	$—	$881
Total operating expenses	10,397	7,812	2,585	—	(14)	7,994	7,994	—	417

Net operating income	29,109	24,362	4,747	—	(68)	23,447	23,447	—	464
Depreciation and amortization	(16,324)	(12,195)	(4,129)	—	—	(12,971)	(12,971)	—	(259)
Interest and other (loss) income, net	(18,501)	74	52	(18,627)	104	1,465	5	1,460	—
Interest and debt expense	(12,026)	(10,303)	(1,723)	—	—	(14,064)	(14,064)	—	—
Income from unconsolidated joint ventures	—	—	—	—	100	—	—	—	—
Unrealized gain on interest rate swaps	—	—	—	—	—	10,678	10,678	—	—

Net (loss) income before income taxes	(17,742)	1,938	(1,053)	(18,627)	136	8,555	7,095	1,460	205
Income tax expense	(1)	—	(1)	—	—	(4)	(4)	—	—

Net (loss) income	$(17,743)	$1,938	$(1,054)	$(18,627)	$136	$8,551	$7,091	$1,460	$205

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	24.4%	13.4%
Net (loss) income	$(3,930)	$948	$(341)	$(4,537)	$16	$3,708	$3,353	$355	$27
Add: Management fee income	404	137	267	—	7	140	140	—	245

PGRE’s share of net (loss) income	(3,526)	1,085	(74)	(4,537)	23	3,848	3,493	355	272
Add: Real estate depreciation and amortization	7,259	5,976	1,283	—	—	6,355	6,355	—	35

FFO (2)	3,733	7,061	1,209	(4,537)	23	10,203	9,848	355	307
Add: Valuation allowance on preferred equity investment	4,780	—	—	4,780	—	—	—	—	—
Less: Unrealized gain on interest rate swaps	—	—	—	—	—	(5,233)	(5,233)	—	—

Core FFO (2)	$8,513	$7,061	$1,209	$243	$23	$4,970	$4,615	$355	$307

Noncontrolling interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	75.6%	86.6%
Net (loss) income	$(13,813)	$990	$(713)	$(14,090)	$120	$4,843	$3,738	$1,105	$178
Less: Management fee expense	(404)	(137)	(267)	—	(7)	(140)	(140)	—	(245)

Net (loss) income attributable to noncontrolling interests	(14,217)	853	(980)	(14,090)	113	4,703	3,598	1,105	(67)
Add: Real estate depreciation and amortization	9,065	6,219	2,846	—	—	6,616	6,616	—	224

FFO (2)	(5,152)	7,072	1,866	(14,090)	113	11,319	10,214	1,105	157
Add: Valuation allowance on preferred equity investment	14,808	—	—	14,808	—	—	—	—	—
Less: Unrealized gain on interest rate swaps	—	—	—	—	—	(5,445)	(5,445)	—	—

Core FFO (2)	$9,656	$7,072	$1,866	$718	$113	$5,874	$4,769	$1,105	$157

(1)	Acquired on July 17, 2017.
(2)	See page 42 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS
(unaudited and in thousands)

	Nine Months Ended September 30, 2017					Nine Months Ended September 30, 2016
	Consolidated Joint Ventures				Consolidated Fund	Consolidated Joint Ventures			Consolidated Fund
	Total Consolidated Joint Ventures	One Market Plaza	50 Beale Street (1)	PGRESS Equity Holdings L.P.	Residential Development Fund	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund
Total revenues	$102,518	$95,186	$7,332	$—	$1,338	$92,762	$92,762	$—	$2,548
Total operating expenses	25,383	22,798	2,585	—	501	22,426	22,426	—	1,876

Net operating income	77,135	72,388	4,747	—	837	70,336	70,336	—	672
Depreciation and amortization	(39,364)	(35,235)	(4,129)	—	(359)	(39,139)	(39,139)	—	(776)
Interest and other (loss) income, net	(16,073)	136	52	(16,261)	129	4,319	20	4,299	1
Interest and debt expense	(32,983)	(31,260)	(1,723)	—	—	(41,693)	(41,693)	—	—
Loss on early extinguishment of debt	(2,715)	(2,715)	—	—	—	—	—	—	—
Gain on sale of land parcel	—	—	—	—	23,406	—	—	—	—
Income from unconsolidated joint venture	—	—	—	—	133	—	—	—	—
Unrealized gain on interest rate swaps	1,802	1,802	—	—	—	24,021	24,021	—	—

Net (loss) income before income taxes	(12,198)	5,116	(1,053)	(16,261)	24,146	17,844	13,545	4,299	(103)
Income tax expense	(6)	(5)	(1)	—	(2)	(37)	(37)	—	(2)

Net (loss) income	$(12,204)	$5,111	$(1,054)	$(16,261)	$24,144	$17,807	$13,508	$4,299	$(105)

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	24.4%	13.4%
Net (loss) income	$(1,846)	$2,456	$(341)	$(3,961)	$3,584	$7,309	$6,262	$1,047	$(14)
Add: Management fee income	671	404	267	—	350	436	436	—	728

PGRE’s share of net (loss) income	(1,175)	2,860	(74)	(3,961)	3,934	7,745	6,698	1,047	714
Add: Real estate depreciation and amortization	18,552	17,269	1,283	—	40	19,175	19,175	—	104

FFO (2)	17,377	20,129	1,209	(3,961)	3,974	26,920	25,873	1,047	818
Add: Valuation allowance on preferred equity investment	4,780	—	—	4,780	—	—	—	—	—
Add: Loss on early extinguishment of debt	1,330	1,330	—	—	—	—	—	—	—
Less: Gain on sale of land parcel	—	—	—	—	(3,118)	—	—	—	—
Less: Unrealized gain on interest rate swaps	(883)	(883)	—	—	—	(11,771)	(11,771)	—	—

Core FFO (2)	$22,604	$20,576	$1,209	$819	$856	$15,149	$14,102	$1,047	$818

Noncontrolling Interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	75.6%	86.6%
Net (loss) income	$(10,358)	$2,655	$(713)	$(12,300)	$20,560	$10,498	$7,246	$3,252	$(91)
Less: Management fee expense	(671)	(404)	(267)	—	(350)	(436)	(436)	—	(728)

Net (loss) income attributable to noncontrolling interests	(11,029)	2,251	(980)	(12,300)	20,210	10,062	6,810	3,252	(819)
Add: Real estate depreciation and amortization	20,812	17,966	2,846	—	319	19,964	19,964	—	672

FFO (2)	9,783	20,217	1,866	(12,300)	20,529	30,026	26,774	3,252	(147)
Add: Valuation allowance on preferred equity investment	14,808	—	—	14,808	—	—	—	—	—
Add: Loss on early extinguishment of debt	1,385	1,385	—	—	—	—	—	—	—
Less: Gain on sale of land parcel	—	—	—	—	(20,288)	—	—	—	—
Less: Unrealized gain on interest rate swaps	(919)	(919)	—	—	—	(12,250)	(12,250)	—	—

Core FFO (2)	$25,057	$20,683	$1,866	$2,508	$241	$17,776	$14,524	$3,252	$(147)

(1)	Acquired on July 17, 2017.
(2)	See page 33 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS
(unaudited and in thousands)

	As of September 30, 2017				As of December 31, 2016
	Total	712 Fifth Avenue	60 Wall Street (1)	Other (2)	Total	712 Fifth Avenue	Oder-Center, Germany
PGRE Ownership		50.0%	5.0%	Various		50.0%	9.5%
ASSETS:
Real estate, net	$1,201,069	$204,083	$878,235	$118,751	$213,903	$207,632	$6,271
Cash and cash equivalents	58,871	22,807	32,114	3,950	19,089	18,430	659
Restricted cash	6,381	6,381	—	—	75	75	—
Accounts and other receivables, net	1,789	1,789	—	—	300	300	—
Deferred rent receivable	15,872	13,759	2,113	—	12,790	12,790	—
Deferred charges, net	8,060	8,060	—	—	8,907	8,907	—
Intangible assets, net	133,613	—	133,613	—	—	—	—
Other assets	9,956	3,914	5,382	660	690	199	491

Total Assets	$1,435,611	$260,793	$1,051,457	$123,361	$255,754	$248,333	$7,421

LIABILITIES:
Notes and mortgages payable, net	$885,951	$296,051	$567,365	$22,535	$269,063	$245,990	$23,073
Accounts payable and accrued expenses	19,003	5,416	12,484	1,103	3,633	3,460	173
Other liabilities	1,495	349	850	296	5,473	5,323	150

Total Liabilities	906,449	301,816	580,699	23,934	278,169	254,773	23,396

EQUITY:
Total Equity	529,162	(41,023)	470,758	99,427	(22,415)	(6,440)	(15,975)

Total Liabilities and Equity	$1,435,611	$260,793	$1,051,457	$123,361	$255,754	$248,333	$7,421

(1)	Acquired on January 24, 2017.
(2)	Represents Oder-Center, Germany and 75 Howard.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS
(unaudited and in thousands)

	Three Months Ended September 30, 2017				Three Months Ended September 30, 2016
	Total	712 Fifth Avenue	60 Wall Street (1)	Other (2)	Total	712 Fifth Avenue	Oder-Center, Germany
Total revenues	$36,844	$14,471	$20,517	$1,856	$15,059	$13,867	$1,192
Total operating expenses	13,352	6,197	6,632	523	6,338	6,081	257

Net operating income	23,492	8,274	13,885	1,333	8,721	7,786	935
Depreciation and amortization expense	(12,196)	(3,067)	(9,034)	(95)	(3,299)	(3,193)	(106)
Interest and other income, net	137	68	63	6	16	16	—
Interest and debt expense	(8,795)	(2,700)	(5,841)	(254)	(3,084)	(2,787)	(297)
Unrealized gain on interest rate swaps	—	—	—	—	1,722	1,722	—

Net income (loss) before income taxes	2,638	2,575	(927)	990	4,076	3,544	532
Income tax expense	—	—	—	—	(3)	—	(3)

Net income (loss)	$2,638	$2,575	$(927)	$990	$4,073	$3,544	$529

PGRE’s share Ownership	Total	50.0%	5.0%	Various	Total	50.0%	9.5%
Net income (loss)	$1,388	$1,287	$(45)	$146	$1,822	$1,772	$50
Less: Step-up basis adjustment	(26)	—	—	(26)	(30)	—	(30)
Less: Earnings in excess of distributions received	(691)	(691)	—	—	—	—	—

PGRE’s share of net income (loss)	671	596	(45)	120	1,792	1,772	20
Less: Noncontrolling interests	(88)	—	—	(88)	—	—	—
Add: Real estate depreciation and amortization	2,008	1,533	440	35	1,632	1,597	35

FFO (3)	2,591	2,129	395	67	3,424	3,369	55
Add: Earnings in excess of distributions received	691	691	—	—	—	—	—
Less: Unrealized gain on interest rate swaps	—	—	—	—	(861)	(861)	—

Core FFO (3)	$3,282	$2,820	$395	$67	$2,563	$2,508	$55

Joint Venture Partners’ share Ownership	Total	50.0%	95.0%	Various	Total	50.0%	90.5%
Net income (loss)	$1,250	$1,288	$(882)	$844	$2,251	$1,772	$479
Add: Real estate depreciation and amortization	10,214	1,534	8,594	86	1,697	1,596	101

FFO (3)	11,464	2,822	7,712	930	3,948	3,368	580
Less: Unrealized gain on interest rate swaps	—	—	—	—	(861)	(861)	—

Core FFO (3)	$11,464	$2,822	$7,712	$930	$3,087	$2,507	$580

(1)	Acquired on January 24, 2017.
(2)	Represents Oder-Center, Germany and 75 Howard.
(3)	See page 42 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS
(unaudited and in thousands)

	Nine Months Ended September 30, 2017				Nine Months Ended September 30, 2016
	Total	712 Fifth Avenue	60 Wall Street (1)	Other (2)	Total	712 Fifth Avenue	Oder-Center, Germany
Total revenues	$103,773	$43,240	$55,976	$4,557	$45,693	$42,465	$3,228
Total operating expenses	37,407	18,265	17,733	1,409	17,749	17,073	676

Net operating income	66,366	24,975	38,243	3,148	27,944	25,392	2,552
Depreciation and amortization expense	(34,208)	(9,062)	(24,866)	(280)	(9,533)	(9,244)	(289)
Interest and other income, net	242	140	95	7	49	49	—
Interest and debt expense	(24,548)	(8,651)	(15,137)	(760)	(9,111)	(8,287)	(824)
Unrealized gain on interest rate swaps	1,896	1,896	—	—	2,556	2,556	—

Net income (loss) before income taxes	9,748	9,298	(1,665)	2,115	11,905	10,466	1,439
Income tax expense	(2)	—	—	(2)	(7)	—	(7)

Net income (loss)	$9,746	$9,298	$(1,665)	$2,113	$11,898	$10,466	$1,432

PGRE’s share Ownership	Total	50.0%	5.0%	Various	Total	50.0%	9.5%
Net income (loss)	$4,838	$4,649	$(81)	$270	$5,369	$5,233	$136
Less: Step-up basis adjustment	(76)	—	—	(76)	(78)	—	(78)
Add: Distributions in excess of basis	14,381	14,381	—	—	—	—	—

PGRE’s share of net income (loss)	19,143	19,030	(81)	194	5,291	5,233	58
Less: Noncontrolling interests	(119)	—	—	(119)	—	—	—
Add: Real estate depreciation and amortization	5,880	4,531	1,246	103	4,727	4,622	105

FFO (3)	24,904	23,561	1,165	178	10,018	9,855	163
Less: Distributions in excess of basis	(14,381)	(14,381)	—	—	—	—	—
Less: Unrealized gain on interest rate swaps	(948)	(948)	—	—	(1,278)	(1,278)	—

Core FFO (3)	$9,575	$8,232	$1,165	$178	$8,740	$8,577	$163

Joint Venture Partners’ share Ownership	Total	50.0%	95.0%	Various	Total	50.0%	90.5%
Net income (loss)	$4,908	$4,649	$(1,584)	$1,843	$6,529	$5,233	$1,296
Add: Real estate depreciation and amortization	28,404	4,531	23,620	253	4,884	4,622	262

FFO (3)	33,312	9,180	22,036	2,096	11,413	9,855	1,558
Less: Unrealized gain on interest rate swaps	(948)	(948)	—	—	(1,278)	(1,278)	—

Core FFO (3)	$32,364	$8,232	$22,036	$2,096	$10,135	$8,577	$1,558

(1)	Acquired on January 24, 2017.
(2)	Represents Oder-Center, Germany and 75 Howard.
(3)	See page 42 for our definition of this measure.

UNCONSOLIDATED FUNDS SUMMARY
(unaudited and in thousands, except square feet and per square foot amounts)

Property Funds:

The following is a summary of the Property Funds, our ownership interests in these funds and the funds’ ownership interest in the underlying investments, as of September 30, 2017.

Fund	PGRE Ownership	One Market Plaza		0 Bond Street
Fund III	3.1%	2.0%		—
Fund VII/VII-H	7.2%	—		100.0%

Total Property Funds		2.0%		100.0%
Other Investors		98.0	% (1)	—

Total		100.0%		100.0%

The following is a summary of the Property Funds’ investments and our ownership interests in the underlying investments, as of September 30, 2017.

		PGRE	Square	%	%	Annualized Rent (2)
Investments	Submarket	Ownership	Feet	Leased	Occupied	Amount	Per Square Foot (3)
0 Bond Street	NoHo	7.2%	64,390	45.1%	45.1%	$3,600	$123.96

(1)	Includes a 49.0% direct ownership interest held by us.
(2)	See page 42 for our definition of this measure.
(3)	Represents office and retail space only.

Debt Fund:

The following is a summary of our Debt Fund and our ownership interests in the underlying investments, as of September 30, 2017.

		PGRE	Fixed /	Interest			Face Amount		Fair Value
Investments	Investment Type	Ownership	Variable rate	Rate		Maturity	Total	Our Share	Total	Our Share
26 Broadway	Mezzanine Loan	1.3%	Fixed	8.25%		Jan-2022	$50,000	$645	$50,332	$649
1440 Broadway	Mezzanine Loan	1.3%	Variable (LIBOR plus 600 bps)	7.23%		Oct-2019	40,000	516	40,508	523
700 Eighth Avenue	Mortgage/Mezzanine Loans	1.3%	Variable (LIBOR plus 600 bps)	7.23%		Jan-2019	74,000	955	74,294	958
1285 Avenue of the Americas	Mezzanine Loan	1.3%	Fixed	6.75%		Jun-2023	55,000	710	55,463	715
Other	Mezzanine Loan/Preferred Equity	1.3%	Various	6.75 9.61	% - %	Oct-2018 to Mar-2027	161,856	2,083	164,772	2,118

							$380,856	$4,909	$385,369	$4,963

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

			As of September 30, 2017
Debt:
Consolidated debt:
Notes and mortgages payable (1)			$3,583,100
Revolving Credit Facility			—

			3,583,100
Less:
Noncontrolling interest’s share of consolidated debt (One Market Plaza and 50 Beale Street)			(654,342)
Add:
PGRE’s share of unconsolidated joint venture debt (712 Fifth Avenue, 60 Wall Street and Oder-Center, Germany)			180,949

PGRE’s share of total debt (2)			3,109,707

	Shares / Units Outstanding	Share Price as of September 30, 2017
Equity:
Common stock	240,073,742	$16.00	3,841,180
Operating Partnership units	24,977,743	16.00	399,644

Total equity	265,051,485	16.00	4,240,824

Total Market Capitalization			$7,350,531

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)	See page 42 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,030,100	3.52%	$1,000,000	3.54%	$30,100	2.99%
1301 Avenue of the Americas	850,000	3.05%	500,000	3.05%	350,000	3.05%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	—	—
One Market Plaza (1)	975,000	4.03%	975,000	4.03%	—	—
50 Beale Street (2)	228,000	3.65%	228,000	3.65%	—	—
Revolving Credit Facility	—	—	—	—	—	—

Total consolidated debt	3,583,100	3.60%	3,203,000	3.66%	380,100	3.05%
Noncontrolling interest’s share (3)	(654,342)	3.94%	(654,342)	3.94%	—	—

PGRE’s share of consolidated debt	$2,928,758	3.52%	$2,548,658	3.59%	$380,100	3.05%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue (4)	$300,000	3.39%	$300,000	3.39%	$—	—
60 Wall Street	575,000	3.69%	—	—	575,000	3.69%
Oder-Center, Germany	22,535	4.62%	22,535	4.62%	—	—

Total unconsolidated debt	897,535	3.61%	322,535	3.48%	575,000	3.69%
Joint venture partners’ share	(716,586)	3.65%	(170,394)	3.54%	(546,192)	3.69%

PGRE’s share of unconsolidated debt	$180,949	3.45%	$152,141	3.41%	$28,808	3.69%

PGRE’s share of Total Debt (3)	$3,109,707	3.52%	$2,700,799	3.58%	$408,908	3.09%

Revolving Credit Facility Covenants: (5)	Required	Actual
Total Debt / Total Assets	Less than 60%	41.2%
Secured Debt / Total Assets	Less than 50%	40.9%
Fixed Charge Coverage	Greater than 1.5x	3.0x
Unsecured Debt / Unencumbered Assets	Less than 60%	1.4%
Unencumbered Interest Coverage	Greater than 1.75x	45.4x

Debt Composition:	Amount	%
Fixed rate debt:
PGRE’s consolidated fixed rate debt	$2,548,658
PGRE’s unconsolidated fixed rate debt	152,141

Total fixed rate debt	2,700,799	86.9%

Variable rate debt:
PGRE’s consolidated variable rate debt	380,100
PGRE’s unconsolidated variable rate debt	28,808

Total variable rate debt	408,908	13.1%

PGRE’s share of Total Debt (3)	$3,109,707	100.0%

(1)	On January 19, 2017, we completed a $975,000 refinancing of One Market Plaza. The new seven-year interest-only loan matures in February 2024.
(2)	On July 17, 2017, we assumed this loan in connection with the acquisition of 50 Beale Street.
(3)	See page 42 for our definition of this measure.
(4)	On June 13, 2017, we completed a $300,000 refinancing of 712 Fifth Avenue. The new ten-year interest-only loan matures in July 2027.

(5)	This section presents ratios as of September 30, 2017 in accordance with the terms of the Company’s revolving credit facility, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2017	2018	2019	2020	2021	Thereafter	Total
1301 Avenue of the Americas	$—	$—	$—	$—	$850,000	$—	$850,000
50 Beale Street	—	—	—	—	228,000	—	228,000
1633 Broadway	—	—	—	—	—	1,030,100	1,030,100
One Market Plaza	—	—	—	—	—	975,000	975,000
31 West 52nd Street	—	—	—	—	—	500,000	500,000
Revolving Credit Facility	—	—	—	—	—	—	—

Total consolidated debt	—	—	—	—	1,078,000	2,505,100	3,583,100
Noncontrolling interest’s share (1)	—	—	—	—	(157,092)	(497,250)	(654,342)

PGRE’s share of consolidated debt	$—	$—	$—	$—	$920,908	$2,007,850	$2,928,758

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$—	$—	$—	$—	$—	$300,000	$300,000
60 Wall Street	—	—	—	—	—	575,000	575,000
Oder-Center, Germany	—	—	—	—	—	22,535	22,535

Total unconsolidated debt	—	—	—	—	—	897,535	897,535
Joint venture partners’ share	—	—	—	—	—	(716,586)	(716,586)

PGRE’s share of unconsolidated debt	$—	$—	$—	$—	$—	$180,949	$180,949

PGRE’s share of total debt (1)	$—	$—	$—	$—	$920,908	$2,188,799	$3,109,707

Weighted average rate	—	—	—	—	3.10%	3.69%	3.52%

% of debt maturing	—	—	—	—	29.6%	70.4%	100.0%

(1)	See page 42 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

		Paramount	Square	%	%	Annualized Rent (1)
Property	Submarket	Ownership	Feet	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)
As of September 30, 2017
New York:
1633 Broadway	West Side	100.0%	2,517,844	90.8%	86.4%	$151,683	$72.65
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1,781,571	97.9%	90.5%	120,953	75.87
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	808,999	80.7%	77.6%	41,226	66.31
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	761,787	77.7%	77.7%	51,858	84.62
900 Third Avenue	East Side	100.0%	598,903	97.8%	96.6%	42,426	73.97
712 Fifth Avenue	Madison / Fifth Avenue	50.0%	543,386	95.1%	94.6%	57,299	112.10
60 Wall Street (3)	Downtown	5.0%	1,625,483	100.0%	100.0%	73,600	45.28

Subtotal / Weighted average			8,637,973	92.7%	89.4%	539,045	70.60

PGRE’s share			6,822,234	90.9%	86.8%	440,483	75.62

Washington, D.C.:
425 Eye Street	East End	100.0%	372,552	98.5%	98.5%	16,789	45.65
2099 Pennsylvania Avenue	CBD	100.0%	208,905	88.9%	83.0%	13,528	78.06
1899 Pennsylvania Avenue	CBD	100.0%	190,955	100.0%	100.0%	15,198	79.68
Liberty Place	East End	100.0%	174,626	92.4%	92.4%	13,441	83.05

Subtotal / Weighted average			947,038	95.5%	94.2%	58,956	65.93

PGRE’s share			947,038	95.5%	94.2%	58,956	65.93

San Francisco:
One Market Plaza	South Financial District	49.0%	1,583,136	97.9%	96.7%	111,299	71.89
One Front Street	North Financial District	100.0%	646,759	99.5%	95.8%	37,485	60.33
50 Beale Street (4)	South Financial District	31.1%	660,625	78.2%	78.2%	29,398	57.27

Subtotal / Weighted average			2,890,520	93.8%	92.3%	178,182	66.41

PGRE’s share			1,627,950	96.1%	94.0%	101,164	65.70

Total / Weighted average			12,475,531	93.1%	90.5%	$776,183	$69.23

PGRE’s share			9,397,222	92.3%	88.8%	$600,603	$72.71

(1)	See page 42 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Acquired on January 24, 2017.

(4)	Acquired on July 17, 2017.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of September 30, 2017		As of June 30, 2017		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)
New York:
1633 Broadway	100.0%	90.8%	90.8%	86.4%	86.4%	4.4%
1301 Avenue of the Americas	100.0%	97.9%	97.9%	93.7%	93.7%	4.2%
1325 Avenue of the Americas	100.0%	80.7%	80.7%	81.3%	81.3%	(0.6%)
31 West 52nd Street	100.0%	77.7%	77.7%	84.5%	84.5%	(6.8%)
900 Third Avenue	100.0%	97.8%	97.8%	97.4%	97.4%	0.4%
712 Fifth Avenue	50.0%	95.1%	95.1%	94.6%	94.6%	0.5%
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	—

Weighted average		92.7%	92.7%	91.1%	91.1%	1.6%

PGRE’s share		90.9%	90.9%	88.9%	88.9%	2.0%

Washington, D.C.:
425 Eye Street	100.0%	98.5%	98.5%	98.5%	98.5%	—
2099 Pennsylvania Avenue	100.0%	88.9%	88.9%	84.8%	84.8%	4.1%
1899 Pennsylvania Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	—
Liberty Place	100.0%	92.4%	92.4%	92.4%	92.4%	—

Weighted average		95.5%	95.5%	94.6%	94.6%	0.9%

PGRE’s share		95.5%	95.5%	94.6%	94.6%	0.9%

San Francisco:
One Market Plaza	49.0%	97.9%	97.9%	97.8%	97.8%	0.1%
One Front Street	100.0%	99.5%	99.5%	98.5%	98.5%	1.0%
50 Beale Street (2)	31.1%	78.2%	—	—	—	—

Weighted average		93.8%	98.4%	98.0%	98.0%	0.4%

PGRE’s share		96.1%	98.6%	98.2%	98.2%	0.4%

Weighted average		93.1%	94.0%	92.7%	92.7%	1.3%

PGRE’s share		92.3%	92.6%	90.9%	90.9%	1.7%

(1)	See page 42 for our definition of this measure.
(2)	Acquired on July 17, 2017.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of September 30, 2017		As of December 31, 2016		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)
New York:
1633 Broadway	100.0%	90.8%	90.8%	86.3%	86.3%	4.5%
1301 Avenue of the Americas	100.0%	97.9%	97.9%	93.7%	93.7%	4.2%
1325 Avenue of the Americas	100.0%	80.7%	80.7%	96.5%	96.5%	(15.8%)
31 West 52nd Street	100.0%	77.7%	77.7%	84.5%	84.5%	(6.8%)
900 Third Avenue	100.0%	97.8%	97.8%	98.0%	98.0%	(0.2%)
712 Fifth Avenue	50.0%	95.1%	95.1%	97.1%	97.1%	(2.0%)
60 Wall Street (2)	5.0%	100.0%	—	—	—	—

Weighted average		92.7%	91.0%	91.0%	91.0%	—

PGRE’s share		90.9%	90.8%	90.7%	90.7%	0.1%

Washington, D.C.:
Waterview (3)	100.0%	—	—	98.7%	—	—
425 Eye Street	100.0%	98.5%	98.5%	97.7%	97.7%	0.8%
2099 Pennsylvania Avenue	100.0%	88.9%	88.9%	82.3%	82.3%	6.6%
1899 Pennsylvania Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	—
Liberty Place	100.0%	92.4%	92.4%	89.9%	89.9%	2.5%

Weighted average		95.5%	95.5%	95.5%	93.3%	2.2%

PGRE’s share		95.5%	95.5%	95.5%	93.3%	2.2%

San Francisco:
One Market Plaza	49.0%	97.9%	97.9%	98.7%	98.7%	(0.8%)
One Front Street	100.0%	99.5%	99.5%	99.4%	99.4%	0.1%
50 Beale Street (4)	31.1%	78.2%	—	—	—	—

Weighted average		93.8%	98.4%	98.9%	98.9%	(0.5%)

PGRE’s share		96.1%	98.6%	99.0%	99.0%	(0.4%)

Weighted average		93.1%	93.0%	93.3%	92.9%	0.1%

PGRE’s share		92.3%	92.5%	92.7%	92.3%	0.2%

(1)	See page 42 for our definition of this measure.
(2)	Acquired on January 24, 2017.
(3)	Sold on May 3, 2017.
(4)	Acquired on July 17, 2017.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE’s Share of
	Property	Lease Expiration		Total Square Feet Occupied		Total Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
Top 10 Tenants:									Amount	Per Square Foot
As of September 30, 2017
Barclays Capital, Inc.	1301 Avenue of the Americas	Dec-2020		497,418		497,418		5.3%	$32,205	$64.74	5.4%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		320,911		3.4%	28,203	87.88	4.7%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,992		328,992		3.5%	26,218	79.69	4.4%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(2)	320,325	(2)	320,325	(2)	3.4%	25,343	79.12	4.2%
Credit Agricole Corporate & Investment Bank	1301 Avenue of the Americas	Feb-2023		312,679		312,679		3.3%	24,913	79.68	4.1%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		260,829		2.8%	19,124	73.32	3.2%
WMG Acquisition Corp. (Warner Music Group)	1633 Broadway	Jul-2029		293,487		293,487		3.1%	16,947	57.74	2.8%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		238,880		238,880		2.5%	14,416	60.35	2.4%
Kasowitz Benson Torres & Friedman, LLP	1633 Broadway	Mar-2037		203,394		203,394		2.2%	14,354	70.57	2.4%
U.S. General Services Administration	425 Eye St	Jun-2021		310,450		310,450		3.3%	14,250	45.90	2.4%

	PGRE’s Share of
Industry Diversification:	Square Feet Occupied	% of Occupied Square Feet	Annualized Rent (1)	% of Annualized Rent
As of September 30, 2017
Legal Services	1,812,862	21.9%	$138,191	23.0%
Financial Services - Commercial and Investment Banking	1,700,718	20.6%	121,539	20.2%
Technology and Media	1,446,303	17.5%	95,281	15.9%
Financial Services, all others	941,924	11.4%	80,011	13.3%
Insurance	560,635	6.8%	43,749	7.3%
Retail	267,814	3.2%	21,939	3.7%
Government	345,278	4.2%	16,734	2.8%
Real Estate	226,434	2.7%	15,460	2.6%
Consumer Products	193,807	2.3%	14,837	2.5%
Other	777,023	9.4%	52,862	8.7%

(1)	See page 42 for our definition of this measure.
(2)	116,462 of the square feet leased expires on March 31, 2032.

LEASING ACTIVITY

(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Three Months Ended September 30, 2017:
Total square feet leased	369,136	305,351	7,070	56,715
PGRE’s share of total square feet leased:	356,413	294,377	7,070	54,966
Initial rent (1)	$80.98	$82.84	$74.53	$71.70
Weighted average lease term (in years)	10.8	11.7	5.5	7.1
Tenant improvements and leasing commissions:
Per square foot	$105.94	$109.68	$26.26	$96.02
Per square foot per annum	$9.77	$9.40	$4.78	$13.53
Percentage of initial rent	12.1%	11.4%	6.4%	18.9%
Rent concessions:
Average free rent period (in months)	9.4	10.6	6.0	3.0
Average free rent period per annum (in months)	0.9	0.9	1.1	0.4
Second generation space: (1)
Square feet	163,298	109,008	—	54,290
GAAP basis:
Straight-line rent	$81.33	$85.02	$—	$73.92
Prior straight-line rent	$74.30	$75.51	$—	$71.87
Percentage increase	9.5%	12.6%	—	2.8%
Cash basis
Initial rent (1)	$83.68	$89.65	$—	$71.70
Prior escalated rent	$76.25	$88.53	$—	$51.59
Percentage increase	9.8%	1.3%	—	39.0%

(1)	See page 42 for our definition of this measure.

LEASING ACTIVITY

(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Nine Months Ended September 30, 2017:
Total square feet leased	946,880	524,378	19,602	402,900
PGRE’s share of total square feet leased:	859,432	498,610	19,602	341,220
Initial rent (1)	$78.50	$80.77	$70.95	$75.62
Weighted average lease term (in years)	9.4	10.5	8.3	7.9
Tenant improvements and leasing commissions:
Per square foot	$86.74	$100.27	$65.22	$68.17
Per square foot per annum	$9.23	$9.59	$7.85	$8.61
Percentage of initial rent	11.8%	11.9%	11.1%	11.4%
Rent concessions:
Average free rent period (in months)	6.9	9.4	8.8	3.1
Average free rent period per annum (in months)	0.7	0.9	1.1	0.4
Second generation space: (1)
Square feet	594,418	257,631	—	336,787
GAAP basis:
Straight-line rent	$76.31	$79.64	$—	$73.86
Prior straight-line rent	$68.54	$75.92	$—	$63.09
Percentage increase	11.3%	4.9%	—	17.1%
Cash basis:
Initial rent (1)	$79.24	$84.16	$—	$75.62
Prior escalated rent	$68.23	$84.59	$—	$56.17
Percentage increase (decrease)	16.1%	(0.5%)	—	34.6%

(1)	See page 42 for our definition of this measure.

LEASE EXPIRATIONS - TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE’s Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of Annualized Rent
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)
Month to Month	9,963	7,607	$366	$48.00	0.1%

4Q 2017	34,259	33,526	2,423	75.25	0.4%
1Q 2018	87,943	83,073	3,550	63.67	0.6%
2Q 2018	61,701	41,816	3,834	92.54	0.6%
3Q 2018	6,282	3,105	244	70.15	0.0%
4Q 2018	46,554	29,742	3,455	116.15	0.6%

Total 2018	202,480	157,736	11,083	86.57	1.8%

2019	780,321	653,862	49,026	75.33	7.9%
2020	746,421	473,760	34,609	77.47	5.6%
2021	1,611,404	1,393,722	88,192	64.15	14.1%
2022	2,392,602	570,920	38,144	74.67	6.1%
2023	722,331	660,394	50,660	77.37	8.1%
2024	680,160	655,487	50,985	77.99	8.2%
2025	843,884	589,776	43,010	73.42	6.9%
2026	748,433	661,815	47,487	68.52	7.6%
Thereafter	2,802,470	2,772,298	207,571	81.13	33.2%

(1)	See page 42 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

Year of Lease Expiration (2)	Total Square Feet of Expiring Leases	PGRE’s Share of
		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)
Month to Month	1,762	1,762	$150	$—	0.0%

4Q 2017	32,822	32,822	2,364	75.07	0.5%
1Q 2018	55,270	50,417	1,377	80.36	0.3%
2Q 2018	58,777	40,811	3,755	92.56	0.8%
3Q 2018	2,680	1,340	163	101.98	0.0%
4Q 2018	37,368	20,556	3,044	148.08	0.7%

Total 2018	154,095	113,124	8,339	104.47	1.8%

2019	366,157	348,979	29,404	86.02	6.4%
2020	328,524	290,929	23,180	79.68	5.0%
2021	954,094	906,368	62,377	71.03	13.6%
2022	1,786,888	231,938	12,534	66.65	2.7%
2023	506,604	479,347	36,217	76.32	7.9%
2024	573,139	552,063	42,846	77.83	9.3%
2025	125,482	96,046	8,206	85.44	1.8%
2026	575,799	560,653	40,258	67.99	8.8%
Thereafter	2,580,485	2,570,707	193,204	74.67	42.2%

(1)	See page 42 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - WASHINGTON, D.C.

(unaudited and in thousands, except square feet and per square foot amounts)

Year of Lease Expiration (2)	Total Square Feet of Expiring Leases	PGRE’s Share of
		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)
Month to Month	—	—	$—	$—	—

4Q 2017	—	—	—	—	—
1Q 2018	—	—	—	—	—
2Q 2018	—	—	—	—	—
3Q 2018	—	—	—	—	—
4Q 2018	—	—	—	—	—

Total 2018	—	—	—	—	—

2019	42,081	42,081	3,513	76.79	5.9%
2020	33,136	33,136	2,552	77.00	4.3%
2021	314,154	314,154	15,335	47.17	25.7%
2022	38,919	38,919	2,422	62.22	4.1%
2023	147,727	147,727	12,151	82.87	20.4%
2024	78,811	78,811	6,235	79.25	10.5%
2025	56,565	56,565	4,585	81.06	7.7%
2026	32,011	32,011	2,266	70.78	3.8%
Thereafter	144,874	144,874	10,553	72.85	17.6%

(1)	See page 42 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

Year of Lease Expiration (2)	Total Square Feet of Expiring Leases	PGRE’s Share of
		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)
Month to Month	8,201	5,845	$216	$48.00	0.2%

4Q 2017	1,437	704	59	85.35	0.1%
1Q 2018	32,673	32,656	2,173	54.03	2.1%
2Q 2018	2,924	1,005	79	90.00	0.1%
3Q 2018	3,602	1,765	81	45.99	0.1%
4Q 2018	9,186	9,186	411	44.70	0.4%

Total 2018	48,385	44,612	2,744	51.81	2.7%

2019	372,083	262,802	16,109	61.32	15.4%
2020	384,761	149,695	8,877	67.77	8.5%
2021	343,156	173,200	10,480	60.57	10.0%
2022	566,795	300,063	23,188	80.62	22.1%
2023	68,000	33,320	2,292	68.03	2.2%
2024	28,210	24,613	1,904	77.37	1.8%
2025	661,837	437,165	30,219	69.62	28.7%
2026	140,623	69,151	4,963	71.70	4.7%
Thereafter	77,111	56,717	3,814	67.88	3.6%

(1)	See page 42 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended September 30, 2017
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$2,861	$1,876	$661	$196	$128
Second generation tenant improvements	18,763	15,818	2	2,943	—
Second generation leasing commissions	3,935	2,260	—	1,675	—
First generation leasing costs and other capital expenditures	7,760	6,573	1,166	21	—

Total Capital Expenditures	$33,319	$26,527	$1,829	$4,835	$128

Development Expenditures (1)
31 West 52nd Street	$951	$951	$—	$—	$—
One Market Plaza	899	—	—	899	—
900 Third Avenue	661	661	—	—	—
Other	202	49	—	153	—

Total Development Expenditures	$2,713	$1,661	$—	$1,052	$—

	Three Months Ended September 30, 2016
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$6,502	$4,556	$588	$1,353	$5
Second generation tenant improvements	7,149	3,514	79	3,556	—
Second generation leasing commissions	2,195	1,880	56	259	—
First generation leasing costs and other capital expenditures	17,096	15,398	214	1,484	—

Total Capital Expenditures	$32,942	$25,348	$937	$6,652	$5

Development Expenditures (1)
Residential Development Fund	$1,748	$—	$—	$—	$1,748
1633—Plaza and Retail development	1,119	1,119	—	—	—
One Market Plaza—Lobby and Retail repositioning	—	—	—	—	—
Other	324	324	—	—	—

Total Development Expenditures	$3,191	$1,443	$—	$—	$1,748

(1)	See page 42 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Nine Months Ended September 30, 2017
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$10,415	$6,912	$1,250	$1,901	$352
Second generation tenant improvements	26,871	20,759	4	6,108	—
Second generation leasing commissions	13,102	6,047	—	7,055	—
First generation leasing costs and other capital expenditures	19,492	12,032	3,865	3,595	—

Total Capital Expenditures	$69,880	$45,750	$5,119	$18,659	$352

Development Expenditures (1)
One Market Plaza	$4,105	$—	$—	$4,105
Residential Development Fund	2,896	—	—	—	2,896
31 West 52nd Street	1,130	1,130	—	—	—
900 Third	1,129	1,129	—	—	—
1633 Broadway	785	785	—	—	—
Other	421	238	—	183	—

Total Development Expenditures	$10,466	$3,282	$—	$4,288	$2,896

	Nine Months Ended September 30, 2016
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$12,916	$7,750	$1,665	$3,244	$257
Second generation tenant improvements	40,248	26,554	2,008	11,686	—
Second generation leasing commissions	6,499	4,396	629	1,474	—
First generation leasing costs and other capital expenditures	38,115	32,708	2,838	2,569	—

Total Capital Expenditures	$97,778	$71,408	$7,140	$18,973	$257

Development Expenditures (1)
1633—Plaza and Retail development	$6,945	$6,945	$—	$—	$—
One Market Plaza—Lobby and Retail repositioning	4,656	—	—	4,656	—
Residential Development Fund	3,976	—	—	—	3,976
Other	1,285	1,285	—	—	—

Total Development Expenditures	$16,862	$8,230	$—	$4,656	$3,976

(1)	See page 42 for our definition of this measure.

DEFINITIONS

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gain on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and loss on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, net, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides supplemental information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is calculated as net income (loss) plus interest expense, income taxes, depreciation and amortization expenses including our share of such adjustments of unconsolidated joint ventures. EBITDA provides supplemental information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDA should not be considered as (i) a substitute for net income (loss) determined in accordance with GAAP, (ii) a substitute for net cash flows from operating activities determined in accordance with GAAP, (iii) an indication of our financial performance or (iv) a measure of our liquidity. We also present PGRE’s share of EBITDA which represents our share of EBITDA generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

Adjusted EBITDA is calculated by adjusting EBITDA to eliminate the impact of the performance of our real estate funds, gains and losses on interest rate swaps, transaction related costs, loss on early extinguishment of debt and certain other items that may vary from period to period. We also present our PGRE’s share of Adjusted EBITDA, which represents our share of the Adjusted EBITDA generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Adjusted EBITDA helps compare our operating performance from period to period by removing from our operating results the impact of our capital structure (primarily interest charges from our consolidated outstanding debt and the impact of our interest rate swaps), certain non-cash expenses (primarily depreciation and amortization on our assets), the formation and performance of our real estate funds and transaction related costs that may vary from period to period. In future periods, we may also exclude other items from Adjusted EBITDA that we believe may help investors compare our results. Adjusted EBITDA should not be considered as a substitute for net income (loss) determined in accordance with GAAP. Other real estate companies may use different methodologies for calculating Adjusted EBITDA or similar metrics, and accordingly, our presentation of Adjusted EBITDA may not be comparable to other real estate companies.

DEFINITIONS - CONTINUED

Net Operating Income (“NOI”) is a metric we use to measure the operating performance of our properties. NOI consists of property-related revenue (which includes rental income, tenant reimbursement income and certain other income) less operating expenses (which includes building expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We used NOI and Cash NOI as metrics to measure the operating performance of our properties. We use these metrics internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level. Other real estate companies may use different methodologies for calculating NOI and Cash NOI and, accordingly, our presentation of NOI and Cash NOI may not be comparable to other real estate companies.

Same Store NOI is used to measure the operating performance of properties that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, bad debt expense and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-lining of rental revenue and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests share of debt from consolidated joint ventures that is attributable to our partners. PGRE’s share of total debt should not be considered as a substitute for total debt determined in accordance with GAAP and should only be considered together with and as a supplement to the total debt determined in accordance with GAAP.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.